Exhibit 10.2

FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT AND ACKNOWLEDGEMENT

This FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT AND ACKNOWLEDGEMENT (this “Amendment”) is made and entered into as of April 21, 2026 (the “Effective Date”), by and among (i) Global Abbeville Property, LLC and Dodge NH, LLC, each a Georgia limited liability company (collectively, “Sellers”), and (ii) GA SNF Abbeville GA LLC and GA SNF Eastman GA LLC, each a Delaware limited liability company (collectively, “Purchasers”). The Sellers and the Purchasers are sometimes referred to herein, collectively, as the “Parties”.

RECITALS

A. Sellers and Purchasers (as successors in interest pursuant to that certain Assignment and Assumption of Purchase Agreement dated by and among Abbeville Crossing Propco of Journey LLC and Eastman Trails Propco of Journey LLC, each a Georgia limited liability company (“Original Purchasers”), as assignors, and Purchasers, as assignees, (the “Assignment”)) are parties to that certain Purchase and Sale Agreement dated as of March 5, 2026 (the “Purchase Agreement”).

B. The Parties desire to enter into this Amendment in order to, among other things, evidence certain agreements of the Parties.

NOW, THEREFORE, in consideration of the foregoing recitals and the conditions and covenants contained herein, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Defined Terms; Recitals. Any capitalized term used, but not otherwise defined, in this Amendment shall have the meaning ascribed to such term in the Purchase Agreement. The Recitals above are incorporated in this Amendment as if fully set forth in this Section 1 and the Parties, for themselves and on behalf of their Affiliates, hereby acknowledge the matters set forth therein.

2. Exhibit A. Exhibit A to the Purchase Agreement is hereby deleted in its entirety and replaced with the Exhibit A attached to this Amendment.

3. Definition of Personal Property. Section 1(c) is deleted in its entirety and replaced with the following paragraph:

“ (c) All intangible property now or on the Closing Date owned by Seller and used in connection with the Facility, including (i) all rights under any guaranties or warranties relating to the Real Property or Tangible Property (including those relating to construction or fabrication) to the extent assignable, (ii) all licenses, permits, certificates of occupancy, and all variances issued by any federal, state, municipal or local governmental authority relating to the ownership and occupancy of the Real Property, to the extent assignable (“Real Estate Permits”), (iii) all other licenses and permits excluding the Real Estate Permits issued by any federal, state, municipal or local governmental authority relating to the use, maintenance, and operation of the Facility, to the extent assignable (which shall be conveyed and assigned at Closing to the applicable New Operator), (iv) certificates of need and/or associated bed operating rights associated with the Facility, if and as assignable, (v) the goodwill associated with the business and the reputation of the Facility (which shall be conveyed and assigned at Closing to the applicable New Operator), and (vi) all site plans, surveys, plans and specifications, construction bids and floor plans in the possession of Seller which relate to the Real Property (collectively, the “Intangible Property”, and together with the Tangible Property, the “Personal Property”).”

4. Financial Statements. The first sentence of Section 6(a)(xx) shall be deleted in its entirety and replaced with the following:

“Seller has provided to Purchaser true and correct copies of the updated year-to-date financial statements of the Facility and annual financial statements for the calendar years ending December 31, 2023, 2024 and 2025, and all monthly financial statements through February, 2026 (collectively, the “Financial Statements”).”

5. Notice Address. Section 33 of the Purchase Agreement shall be deleted in its entirety and replaced with the following:

33. Notice. All notices provided for herein shall be made either by email transmission, by hand delivery, by certified or registered mail and deposited in the U.S. Mail, postage prepaid, or by reputable overnight delivery service making delivery against a signed receipt, to the following addresses:

To Seller:	8300 Greenwood Drive
Niwot, Colorado 80503
Attn: Clifford L. Neuman, PC
Email: clneuman@neuman.com

To Purchaser:	c/o Journey Healthcare
949 Conner St. 2nd Floor
Noblesville, Indiana, 46060
Attn: Bernie McGuiness
Email: bernie@journey-hc.com

c/o Bear Creek Strategic Real Assets Fund LP

1200 17th Street, Suite 970 Denver, Colorado 80202

Attn: Jonathan Stern

Email: jstern@bearcreekam.com

with a copy to:	NBC Law LLP
675 Third Avenue, 8th Floor
New York, New York 10017
Attn: Brett J. Burnbaum, Esq.
Email: bburnbaum@nbclaw.com

Williams Mullen

200 South 10th Street, Suite 1600

Richmond, Virginia 23219

Attention: Robert C. Dewar

Email: rdewar@williamsmullen.com

6. Acknowledgement of the Assignment of Purchase Agreement. Seller acknowledges that the rights and obligations of the Original Purchasers under the Purchase Agreement have been assigned and conveyed to the Purchasers pursuant to the Assignment. The Purchasers shall be recognized for all purposes as “Purchaser” under the Purchase Agreement.

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7. Effect of Amendment. Except as expressly modified herein, all other terms and provisions set forth in the Purchase Agreement shall remain in full force and effect and shall not otherwise be affected by this Amendment, and this Amendment shall be governed by and subject to the terms of the Purchase Agreement, as amended by this Amendment. In the event of a conflict between the respective provisions of the Purchase Agreement and this Amendment, the terms of this Amendment shall control. As of the Effective Date, the terms and conditions set forth in this Amendment shall be deemed a part of the Purchase Agreement for all purposes, and all references in the Purchase Agreement to “this Agreement,” “hereof,” “herein,” “hereunder,” or words of similar import or meaning shall mean the Purchase Agreement as modified by this Amendment, and all references to the Purchase Agreement in any and all agreements, instruments, documents, notes, certificates and other writings of every kind and nature shall be deemed to mean the Purchase Agreement, as amended by this Amendment, whether or not this Amendment is expressly referenced.

8. Entire Agreement; Successors and Assigns. This Amendment (together with the Purchase Agreement) constitutes the entire understanding between the Parties with respect to the subject matter hereof, superseding all negotiations, prior discussions and preliminary agreements (whether written or oral). This Amendment and the terms and provisions hereof shall inure to the benefit of and be binding upon the successors and assigns of the Parties.

9. Governing Law. Section 23 of the Purchase Agreement is incorporated herein as though set forth in this Section 9 in full.

10. Counterparts. This Amendment may be executed in any number of counterparts, each of which when executed and delivered will be deemed to be an original and all of which, when taken together, will be deemed to be but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile, emailed .pdf or any other electronic means that reproduces an image of the actual executed signature page or DocuSign shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in this Amendment shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be.

[Remainder of Page Intentionally Left Blank; Signature Page Follows]

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IN WITNESS WHEREOF, the Parties have executed this Amendment as of the Effective Date.

SELLERS:

GLOBAL ABBEVILLE PROPERTY, LLC,
DODGE NH, LLC,
each a Georgia limited liability company

By:
Name:	Clifford Neuman
Title:	Manager

[Signatures Continue on Following Page]

PURCHASERS:

GA SNF ABBEVILLE GA LLC,
GA SNF EASTMAN GA LLC,
each a Delaware limited liability company

By:
Name:	Jonathan Stern
Title:	President

[Signature Page to First Amendment to Purchase and Sale Agreement – GA 4-Pack]

EXHIBIT A

[Signature Page to First Amendment to Purchase and Sale Agreement – GA 4-Pack] EXHIBIT A